UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2018

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation)	001-12675 (Kilroy Realty Corporation)	95-4598246 (Kilroy Realty Corporation)
Delaware (Kilroy Realty, L.P.)	000-54005 (Kilroy Realty, L.P.)	95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01 OTHER EVENTS

On August 8, 2018, Kilroy Realty Corporation (the “Company”) entered into (a) forward sale agreements (the “Forward Sale Agreements”) with each of Barclays Bank PLC and Citibank, N.A. (collectively, the “Forward Purchasers”), and (b) together with Kilroy Realty, L.P. (the “Operating Partnership”), an underwriting agreement with Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule A thereto (the “Underwriters”), and the Forward Sellers referred to below (the “Underwriting Agreement”). The Underwriting Agreement provides for the public offering of up to an aggregate of 5,750,000 shares (including 750,000 shares that the Underwriters have the option to purchase as described below) of the Company’s common stock, par value $0.01 per share (“common stock”), at a public offering price of $72.10 per share.

The Forward Purchasers or their affiliates (in such capacity, the “Forward Sellers”), at the Company’s request, borrowed from third parties and sold an aggregate of 5,000,000 shares of the Company’s common stock to the Underwriters on August 13, 2018 in connection with the closing of the offering. The Company currently expects (subject to the Company’s right to elect cash or net share settlement subject to certain conditions) to issue and sell, upon physical settlement of the Forward Sale Agreements on one or more dates specified by the Company occurring no later than August 1, 2019, an aggregate of 5,000,000 shares of the Company’s common stock to the Forward Purchasers at an initial forward sale price of $71.68 per share, subject to certain adjustments to such initial forward sale price as provided in the Forward Sale Agreements.

The Forward Sellers have granted the Underwriters an option to purchase a maximum of 750,000 additional shares of the Company’s common stock exercisable in whole or in part at any time and from time to time through and including the 30th day after August 8, 2018. Upon any exercise of such option, the total number of shares of the Company’s common stock underlying the Forward Sale Agreements will be increased by the total number of shares sold by the Forward Sellers in respect of such option exercise. A Forward Seller is not required to borrow shares for delivery upon exercise of such option by the Underwriters if, after using commercially reasonable efforts, it is unable to borrow such shares, or if borrowing costs exceed a specified threshold or if certain conditions specified in the Underwriting Agreement have not been satisfied. If any Forward Seller does not deliver and sell all of the shares of the Company’s common stock to be sold by it in connection with the exercise of such option, the Company will issue and sell to the Underwriters a number of shares of the Company’s common stock equal to the number of shares that such Forward Seller does not deliver and sell, and the number of shares underlying the relevant Forward Sale Agreement will not be increased in respect of the number of shares that the Company issues and sells.

The shares are being offered under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to the Company’s and the Operating Partnership’s effective shelf registration statement on Form S-3 (Registration Nos. 333-213864 and 333-213864-01) (the “Shelf Registration Statement”). Copies of the Underwriting Agreement and each Forward Sale Agreement are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The description of certain terms of the Underwriting Agreement and the Forward Sale Agreements set forth above is not complete and that description is subject to, and qualified in its entirety by reference to, such exhibits.

In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of Ballard Spahr LLP, regarding certain Maryland law issues regarding the Company’s common stock.

Forward-Looking Statements. This disclosure contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on the Company’s and the Operating Partnership’s current expectations, beliefs and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends and factors that are difficult to predict, many of which are outside of the Company’s and the Operating Partnership’s control. Accordingly, actual performance, results and events may vary materially from those indicated in forward-looking statements, and you should not rely on forward-looking statements as predictions of future performance, results or events. Statements regarding the following subjects, among others, may be forward-looking: the Company’s current expectation (subject to the Company’s right to elect cash or net share settlement subject to certain conditions) to issue and sell, upon physical settlement of the Forward Sale Agreements on one or more dates specified by the Company occurring no later than August 1, 2019, an aggregate of 5,000,000 shares of the Company’s common stock to the Forward Purchasers at an initial forward sale price of $71.68 per share, subject to certain adjustments to such initial forward sale price as provided in the Forward Sale Agreements. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in forward-looking statements, including, among others, risks associated with: investment in real estate assets, which are illiquid; trends in the real estate industry; significant competition, which may decrease the occupancy and rental rates of properties; the ability to successfully complete acquisitions and dispositions on announced terms; the ability to successfully operate acquired properties; the availability of cash for distribution and debt service and exposure of risk of default under debt obligations; adverse changes to, or implementations of, applicable laws, regulations or legislation; and the ability to successfully complete development and redevelopment projects on schedule and within budgeted amounts. These factors are not exhaustive. For a discussion of additional factors that could materially adversely affect the Company’s and the Operating Partnership’s business and financial performance, see the factors included under the caption “Risk Factors” in the Company’s and the Operating Partnership’s annual report on Form 10-K for the year ended December 31, 2017 and the Company’s and the Operating Partnership’s other documents filed with (and not furnished to) the Securities and Exchange Commission. All forward-looking statements are based on information that was available and speak only as of the date on which they are made. The Company and the Operating Partnership assume no obligation to update any forward-looking statement made in this disclosure that becomes untrue because of subsequent events, new information or otherwise, except to the extent required in connection with ongoing requirements under U.S. securities laws.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

1.1*	Underwriting Agreement dated August 8, 2018, among Kilroy Realty Corporation, Kilroy Realty, L.P. and Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several Underwriters named therein, and the Forward Sellers named therein

1.2*	Forward Sale Agreement dated August 8, 2018, among Kilroy Realty Corporation and Barclays Bank PLC, as Forward Purchaser

1.3*	Forward Sale Agreement dated August 8, 2018, among Kilroy Realty Corporation and Citibank, N.A., as Forward Purchaser

5.1*	Opinion of Ballard Spahr LLP

23.1*	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto)

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: August 13, 2018

	By:	/s/ Heidi R. Roth
Heidi R. Roth
Executive Vice President and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty, L.P.
Date: August 13, 2018
	By:	Kilroy Realty Corporation, Its general partner

	By:	/s/ Heidi R. Roth
Heidi R. Roth
Executive Vice President and Chief Accounting Officer